Exhibit 21.1
List of Subsidiaries of TRI Pointe Group, Inc.

Cabin Branch Commons, LLC (Maryland)
Las Positas Land Co. (California)
Maracay 118, L.L.C. (Arizona)
Maracay 2012, LLC (Arizona)
Maracay 56, L.L.C. (Arizona)
Maracay 63rd, L.L.C. (Arizona)
Maracay 75, L.L.C. (Arizona)
Maracay 83, L.L.C. (Arizona)
Maracay 91, L.L.C. (Arizona)
Maracay AMR, L.L.C. (Arizona)
Maracay Ashler Hills, LLC (Arizona)
Maracay Bethany Estates II, L.L.C. (Arizona)
Maracay Bethany Estates, L.L.C. (Arizona)
Maracay Bridges, LLC (Arizona)
Maracay Brooks, L.L.C. (Arizona)
Maracay Construction, L.L.C. (Arizona)
Maracay Cooper Ranch, L.L.C. (Arizona)
Maracay Cotton Commons, L.L.C. (Arizona)
Maracay Crismon, L.L.C. (Arizona)
Maracay Desert Parks, L.L.C. (Arizona)
Maracay Dobbins, L.L.C. (Arizona)
Maracay DVR, L.L.C. (Arizona)
Maracay Garden Trails, L.L.C. (Arizona)
Maracay Higley, L.L.C. (Arizona)
Maracay Homes, L.L.C. (Arizona)
Maracay Landmark, L.L.C. (Arizona)
Maracay Las Casitas, L.L.C. (Arizona)
Maracay Lindsay Crossing, L.L.C. (Arizona)
Maracay Mcqueen, L.L.C. (Arizona)
Maracay Ocotillo Landing, L.L.C. (Arizona)
Maracay Palm Valley, L.L.C. (Arizona)
Maracay Parks, L.L.C. (Arizona)
Maracay Pecos Vistas II, L.L.C. (Arizona)
Maracay Pecos Vistas, L.L.C. (Arizona)
Maracay Preserve, L.L.C. (Arizona)
Maracay Pyramid II, L.L.C. (Arizona)
Maracay Pyramid, L.L.C. (Arizona)
Maracay Rancho Sahuarita, L.L.C. (Arizona)
Maracay Rancho, L.L.C. (Arizona)
Maracay Realty, L.L.C. (Arizona)
Maracay Riggs, L.L.C. (Arizona)
Maracay Rio Rancho, L.L.C. (Arizona)
Maracay San Tan, L.L.C. (Arizona)
Maracay Sienna Manor, L.L.C. (Arizona)
Maracay Sienna Vista, L.L.C. (Arizona)

Maracay Sonoran Foothills, L.L.C. (Arizona)
Maracay Sonoran Mountain, L.L.C. (Arizona)
Maracay Stonefield, L.L.C. (Arizona)
Maracay Thunderbird, L.L.C. (Arizona)
Maracay Trails, L.L.C. (Arizona)
Maracay Tramonto, L.L.C. (Arizona)
Maracay Villas Boulders, L.L.C. (Arizona)
Maracay Vistancia II, L.L.C. (Arizona)
Maracay Vistancia, L.L.C. (Arizona)
Maracay VR, LLC (Arizona)
Maracay WH, L.L.C. (Arizona)
Maracay White Tanks, L.L.C. (Arizona)
Maracay Windsong, L.L.C. (Arizona)
Marmont Realty Company (California)
MH Financial Services, L.L.C. (Arizona)
Pardee Homes (California)
Pardee Homes Of Nevada (Nevada)
Quadrant Real Estate, LLC (Washington)
The Quadrant Corporation (Washington)
Trendmaker Clear Lake, LLC (Texas)
Trendmaker Homes, Inc. (Texas)
TRI Pointe Advantage Insurance Services, Inc. (Delaware)
TRI Pointe Assurance, Inc. (Texas)
TRI Pointe Communities, Inc. (Delaware)
TRI Pointe Connect, L.L.C. (Delaware)
TRI Pointe Contractors, LP (Delaware)
TRI Pointe Holdings, Inc. (Washington)
TRI Pointe Homes, Inc. (Delaware)
TRI Pointe Solutions, Inc. (Delaware)
Winchester Homes Inc. (Delaware)